Virtus Wealth Masters Fund,

a series of Virtus Opportunities Trust

Supplement dated December 31, 2014 to the Summary and

Statutory Prospectuses dated January 28, 2014, as supplemented

Important Notice to Investors

The disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended to add the following disclosure:

The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.

The first paragraph of the disclosure under “Principal Investment Strategies” on page 173 of the fund’s statutory prospectus is also hereby revised to add the above disclosure.

Also in this section, the list of criteria used to determine eligibility for inclusion in the index is hereby clarified by replacing it with the following:

•	The company must have an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceed $500 million, as measured by public data)
•	The wealthy individual must own at least $100 million in the common equity
•	The company must be listed on a U.S. exchange
•	The company must be an operating company and not a closed-end fund, exchange-traded fund (“ETF”), or limited partnership
•	The company's market capitalization must be in excess of $200 million
•	The average daily value of the company’s securities traded for the prior three month period must be greater than $2 million
•	The company’s securities must have been publicly listed for at least two years

Additionally, the following paragraph is hereby added after the bulleted list of criteria:

For purposes of determining eligibility for inclusion in the index, when calculating the average daily value of a company’s shares, 10% of the highest and lowest daily observations are eliminated. A company will be removed from the index if the adjusted prior 3-month average daily value of shares traded is below $1,000,000 or is greater than $1,000,000 but below $2,000,000 for four consecutive quarters.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/WMF-Criteria (12/2014)